UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Date of Report (Date of Earliest Event Reported): July 8, 2008
of
ARRIS GROUP, INC.
A Delaware Corporation
IRS Employer Identification No. 58-2588724
Commission File Number 000-31254
3871 Lakefield Drive
Suwanee, Georgia 30024
(678) 473-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On July 8, 2008, ARRIS Group, Inc. issued a press release regarding updated financial guidance for the second quarter of 2008. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated July 8, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ David B. Potts
David B. Potts
Executive Vice President and Chief Financial Officer

Dated: July 8, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 8, 2008